Exhibit 99.10


11/99                                                                     Page 1

                    MONTHLY STATEMENT TO CERTIFICATEHOLDERS
                                 SERIES 1998-A
                         CC MASTER CREDIT CARD TRUST II
               (Formerly Chevy Chase Master Credit Card Trust II)

RECEIVABLES

Beginning of the Month Principal Receivables:                                 $     2,753,674,330.53
Beginning of the Month Finance Charge Receivables:                            $       123,890,810.08
Beginning of the Month Discounted Receivables:                                $                 0.00
Beginning of the Month Total Receivables:                                     $     2,877,565,140.61


Removed Principal Receivables:                                                $                 0.00
Removed Finance Charge Receivables:                                           $                 0.00
Removed Total Receivables:                                                    $                 0.00


Additional Principal Receivables:                                             $                 0.00
Additional Finance Charge Receivables:                                        $                 0.00
Additional Total Receivables:                                                 $                 0.00


Discounted Receivables Generated this Period:                                 $                 0.00


End of the Month Principal Receivables:                                       $     2,725,549,059.35
End of the Month Finance Charge Receivables:                                  $       124,951,710.79
End of the Month Discounted Receivables:                                      $                 0.00
End of the Month Total Receivables:                                           $     2,850,500,770.14


Special Funding Account Balance                                               $                 0.00
Aggregate Invested Amount (all Master Trust II Series)                        $     2,300,000,000.00
End of the Month Transferor Amount                                            $       425,549,059.35
End of the Month Transferor Percentage                                                         15.61%

DELINQUENCIES AND LOSSES

End of the Month Delinquencies:
                                                                                     RECEIVABLES

           30-59 Days Delinquent                                              $        67,466,551.65
           60-89 Days Delinquent                                              $        47,177,357.26
           90+ Days Delinquent                                                $       102,431,865.87
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11/99                                                                     Page 2


           Total 30+ Days Delinquent                                          $       217,075,774.78
           Delinquent Percentage                                                                7.62%

Defaulted Accounts During the Month                                           $        19,626,588.85
Annualized Default Percentage                                                                   8.55%

Principal Collections                                                                 364,480,052.15
Principal Payment Rate                                                                         13.24%

Total Payment Rate                                                                             14.17%


INVESTED AMOUNTS

           Class A Initial Invested Amount                                    $       407,160,000.00
           Class B Initial Invested Amount                                    $        62,640,000.00
           Class C Initial Invested Amount                                    $        52,200,000.00

INITIAL INVESTED AMOUNT                                                       $       522,000,000.00

           Class A Invested Amount                                            $       468,000,000.00
           Class B Invested Amount                                            $        72,000,000.00
           Class C Invested Amount                                            $        60,000,000.00

INVESTED AMOUNT                                                               $       600,000,000.00

           Class A Adjusted Invested Amount                                   $       468,000,000.00
           Class B Adjusted Invested Amount                                   $        72,000,000.00
           Class C Adjusted Invested Amount                                   $        60,000,000.00

ADJUSTMENT INVESTMENT AMOUNT                                                  $       600,000,000.00

PREFUNDED AMOUNT                                                              $                 0.00

FLOATING ALLOCATION PERCENTAGE                                                                 21.79%
PRINCIPAL ALLOCATION PERCENTAGE                                                                21.79%

           Class A Principal Allocation Percentage                                             78.00%
           Class B Principal Allocation Percentage                                             12.00%
           Class C Principal Allocation Percentage                                             10.00%

COLLECTIONS OF PRINCIPAL RECEIVABLES
DURING THE MONTHLY PERIOD
ALLOCATED TO SERIES 1998-A                                                             79,416,922.99

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11/99                                                                     Page 3


COLLECTIONS OF FINANCE CHARGE RECEIVABLES
DURING THE MONTHLY PERIOD
ALLOCATED TO SERIES 1998-A                                                              9,412,704.02

MONTHLY SERVICING FEE                                                         $           750,000.00

INVESTOR DEFAULT AMOUNT                                                       $         4,276,457.07


CLASS A AVAILABLE FUNDS--


CLASS A FLOATING ALLOCATION PERCENTAGE                                                         78.00%

           Class A Finance Charge Collections                                 $         7,926,909.16
           Other Amounts                                                      $                 0.00

TOTAL CLASS A AVAILABLE FUNDS                                                 $         7,926,909.16


           Class A Monthly Interest                                           $         2,175,225.00
           Class A Servicing Fee                                              $           585,000.00
           Class A Investor Default Amount                                    $         3,335,636.51

TOTAL CLASS A EXCESS SPREAD                                                   $         1,831,047.65


CLASS A REQUIRED AMOUNT                                                       $                 0.00


CLASS B AVAILABLE FUNDS


CLASS B FLOATING ALLOCATION PERCENTAGE                                                         12.00%

           Class B Finance Charge Collections                                 $         1,219,524.46
           Other Amounts                                                      $                 0.00

TOTAL CLASS B AVAILABLE FUNDS                                                 $         1,219,524.46

           Class B Monthly Interest                                           $           349,650.00
           Class B Servicing Fee                                              $            90,000.00

TOTAL CLASS B EXCESS SPREAD                                                   $           779,874.46
CLASS B INVESTOR DEFAULT AMOUNT                                                           513,174.85
CLASS B REQUIRED AMOUNT                                                                   513,174.85
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11/99                                                                     Page 4




CLASS C FLOATING ALLOCATION PERCENTAGE                                                         10.00%

CLASS C MONTHLY SERVICING FEE                                                              75,000.00

EXCESS SPREAD --


TOTAL EXCESS SPREAD                                                           $         3,552,192.51


           Excess Spread Applied to Class A Required Amount                   $                 0.00

           Excess Spread Applied to Class A Investor
           Charge Offs                                                        $                 0.00

           Excess Spread Applied to Class B
           Required Amount                                                    $           513,174.85

           Excess Spread Applied to Reductions of                             $                 0.00
           Class B Invested Amount

           Excess Spread Applied to Class C Required Amount                   $           749,020.71

           Excess Spread Applied to Reductions of
           Class C Invested Amount                                            $                 0.00

           Excess Spread Applied to Monthly Cash                              $           125,000.00
           Collateral Fee

           Excess Spread Applied to Cash Collateral                           $                 0.00
           Account

           Excess Spread Applied to Spread Account                            $         2,164,996.95

           Excess Spread Applied to Reserve Account                           $                 0.00

           Excess Spread Applied to other amounts owed to                     $                 0.00
           Cash Collateral Depositor

           Excess Spread Applied to other amounts owed to
           Spread Account Residual Interest Holders                           $                 0.00

TOTAL EXCESS FINANCE CHARGE COLLECTIONS ELIGIBLE FOR
GROUP I                                                                       $                 0.00
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11/99                                                                     Page 5


EXCESS FINANCE CHARGES COLLECTIONS -- GROUP I --

TOTAL EXCESS FINANCE CHARGE COLLECTIONS FOR ALL
SERIES IN GROUP I                                                             $         3,562,240.99


SERIES 1998-A EXCESS FINANCE CHARGE COLLECTIONS --

EXCESS FINANCE CHARGE COLLECTIONS ALLOCATED TO                                $                 0.00
SERIES 1998-A

           Excess Finance Charge Collections Applied to
           Class A Required Amount                                            $                 0.00

           Excess Finance Charge Collections Applied to
           Class A Investor Charge Offs                                       $                 0.00

           Excess Finance Charge Collections Applied to
           Class B Required Amount                                            $                 0.00

           Excess Finance Charge Collections Applied to
           Reductions of Class B Invested Amount                              $                 0.00

           Excess Finance Charge Collections Applied to
           Class C Required Amount                                            $                 0.00

           Excess Finance Charge Collections Applied to
           Reductions of Class C Invested Amount                              $                 0.00

           Excess Finance Charge Collections Applied to
           Monthly Cash Collateral Fee                                        $                 0.00

           Excess Finance Charge Collections Applied to
           other amounts owed Cash Collateral Depositor                       $                 0.00

           Excess Finance Charge Collections Applied to
           other amounts owed to Spread Account Residual Interest
           Holders                                                            $                 0.00
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11/99                                                                     Page 6


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
YIELD AND BASE RATE --

           Base Rate (Current Month)                                                            7.69%
           Base Rate (Prior Month)                                                              7.67%
           Base Rate (Two Months Ago)                                                           7.65%

THREE MONTH AVERAGE BASE RATE                                                                   7.67%

           Portfolio Yield (Current Month)                                                     11.77%
           Portfolio Yield (Prior Month)                                                       14.61%
           Portfolio Yield (Two Months Ago)                                                    11.44%

THREE MONTH AVERAGE PORTFOLIO YIELD                                                            12.61%


PRINCIPAL COLLECTIONS --

TOTAL PRINCIPAL COLLECTIONS                                                   $        79,416,922.99

REALLOCATED PRINCIPAL COLLECTIONS

                 Allocable to Class C Interests                               $                 0.00

                 Allocable to Class B Certificates                            $                 0.00

SHARED PRINCIPAL COLLECTIONS ALLOCABLE FROM OTHER                             $                 0.00
SERIES


CLASS A SCHEDULED ACCUMULATION --

           Controlled Accumulation Amount                                     $                 0.00
           Deficit Controlled Accumulation Amount                             $                 0.00

CONTROLLED DEPOSIT AMOUNT                                                     $                 0.00


CLASS B SCHEDULED ACCUMULATION --

           Controlled Accumulation Amount                                     $                 0.00
           Deficit Controlled Accumulation Amount                             $                 0.00

CONTROLLED DEPOSIT AMOUNT                                                     $                 0.00

EXCESS PRINCIPAL COLLECTIONS ELIGIBLE FOR PRINCIPAL                           $        79,416,922.99
SHARING

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11/99                                                                     Page 7


INVESTOR CHARGE OFFS --


CLASS A INVESTOR CHARGE OFFS                                                  $                 0.00

CLASS B INVESTOR CHARGE OFFS                                                  $                 0.00

CLASS C INVESTOR CHARGE OFFS                                                  $                 0.00


PREVIOUS CLASS A CHARGE OFFS REIMBURSED                                       $                 0.00
PREVIOUS CLASS B REDUCTIONS REIMBURSED                                        $                 0.00
PREVIOUS CLASS C REDUCTIONS REIMBURSED                                        $                 0.00

CASH COLLATERAL ACCOUNT --


           Required Cash Collateral Amount                                    $        18,000,000.00
           Available Cash Collateral Amount                                   $        18,000,000.00



TOTAL DRAW AMOUNT                                                             $                 0.00
CASH COLLATERAL ACCOUNT SURPLUS                                               $                 0.00


                                            First USA Bank, NA
                                            as Servicer


                                            By: /s/ Tracie H. Klein
                                                ------------------------------
                                                    Tracie H. Klein
                                                    First Vice President